Income Taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of the income tax expense (benefit) were as follows (in thousands):

	Year Ended December 31,
	2022	2023
Current
Federal	$322	$(164)
State	25	(15)
Total current	347	(179)

Deferred
Federal	—	—
State	—	—
Total deferred	—	—
Total income tax expense (benefit)	$347	$(179)
A reconciliation of the Company’s income tax expense (benefit) to the amount computed by applying the federal statutory income tax rate is summarized as follows (in thousands):

	Year Ended December 31,
	2022	2023
Expected tax benefit computed at federal statutory rate	$(2,192)	$(14,731)
State income taxes, net of federal tax benefit	(2)	(1,153)
Permanent differences	70	120
Research and development credit carryforwards	(1,788)	(5,472)
Reserve for uncertain tax positions	140	1,517
Other	203	(463)
Change in valuation allowance	3,916	20,003
Income tax expense (benefit)	$347	$(179)
Significant components of the Company’s net deferred tax assets (liabilities) are summarized as follows (in thousands):

	Year Ended December 31,
	2022	2023
Deferred tax assets
Net operating loss carryforwards	$152	$3,975
Research and development credit carryforwards	982	6,269
Capitalized research and development	5,044	15,282
Intangible assets	249	531
Share-based compensation	137	290
Other	220	463
Total deferred tax assets	6,784	26,810
Valuation allowance	(6,727)	(26,736)
Net deferred tax assets	57	74
Deferred tax liabilities
Other	(57)	(74)
Total deferred tax liabilities	57	74
Net deferred tax assets	$—	$—
The Tax Cuts and Jobs Act (TCJA) requires taxpayers to capitalize and amortize research and development (R&D) expenditures under section 174 for tax years beginning after December 31, 2021. This rule became effective for the Company during the year ended December 31, 2022, resulting in a gross deferred tax asset for capitalized R&D costs of approximately $66.0 million as of December 31, 2023. The Company will continue to amortize these costs for tax purposes over 5 years for R&D performed in the U.S. and over 15 years for R&D performed outside the U.S.
Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
The Company evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined it is more likely than not that the assets will not be realized. Due to uncertainties surrounding the realizability of the deferred tax assets, the Company maintains a full valuation allowance against its deferred tax assets at December 31, 2022 and 2023.
The Company had a valuation allowance of $26.7 million at December 31, 2023 to offset the net deferred tax assets as realization of such assets is uncertain. The valuation allowance increased by $20.0 million during the year ended December 31, 2023.
At December 31, 2023, the Company had federal and state net operating loss (NOL) carryforwards of $18.1 million and $17.9 million, respectively. Federal NOL carryforwards of $18.1 million generated after 2017 may be carried forward indefinitely but can only be utilized to offset 80% of future taxable income. State NOL carryforwards totaling $17.2 million begin to expire in 2040, unless previously utilized, and $0.6 million that carryforward indefinitely. In addition, the Company also has federal and state R&D credit carryforwards totaling $6.5 million and $0.5 million, respectively. The federal R&D credit carryforwards will begin to expire in 2040 unless previously utilized. The state R&D credit carryforwards will begin to expire in 2042 unless previously utilized.
Utilization of NOL carryforwards and other tax attributes, including those obtained through the Merger, may be subject to substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended, due to ownership change limitations that have occurred previously or that could occur in the future. An ownership change occurs, generally, if the percentage of stock of the loss corporation owned by one or more 5% shareholders has increased by more than 50 percentage points relative to the lowest percentage of stock of the loss corporation owned by the same 5% shareholders at any time during the testing period (generally, the three-year period preceding a testing date). These ownership changes may limit the amount of NOL carryforwards and tax credits that can be utilized annually to offset future taxable income. State NOL carryforwards and other state tax attributes may be similarly limited. The Company completed a Section 382 analysis through December 31, 2022 and it was determined the Company underwent an ownership change as defined under Section 382 on April 21, 2021. It was determined that based on the calculations, no attribute carryovers will expire without utilization as a result of Section 382 limitations from the April 21, 2021 ownership change. The Company’s use of NOL and credit carryforwards could be limited further by the provisions of Section 382 depending on the timing and amount of additional equity securities that the Company has issued or will issue subsequent to December 31, 2022, including those obtained through the Merger to the extent the Company or Graphite experiences an ownership change through or subsequent to the Merger.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition at the effective date to be recognized. As of December 31, 2022 and 2023, the Company had no unrecognized tax benefits that, if recognized and realized, would effect the effective tax rate due to the valuation allowance against deferred tax assets.
The following table summarizes the changes to the Company’s gross unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2022	2023
Balance at beginning of year	$—	$131
Increases related to prior year tax positions	28	6
Increases related to current year tax positions	103	1,816
Balance at end of year	131	1,953
The Company's policy is to recognize interest and penalties related to income tax matters as income tax expense. The Company had no accrual for interest or penalties on the Company's balance sheets at December 31, 2022 or 2023, and has not recognized interest and/or penalties in the statement of operations and comprehensive loss for the years ended December 31, 2022 and 2023. As of December 31, 2022 and 2023, the Company had unrecognized tax benefits of $0.1 million and $1.7 million, respectively, which if recognized currently, should not impact the effective tax rate due to the Company maintaining a full valuation allowance. The Company does not expect that there will be a significant change in the unrecognized tax benefit over the next twelve months.
The Company is subject to taxation in the U.S. federal and various state jurisdictions. All of the Company’s tax years are subject to examination by federal and state tax authorities due to the carryforward of unutilized net operating losses and R&D credits. Further the Company is not currently under examination by any federal, state or local tax authority.